Exhibit 99.2
PEERLESS MFG. CO. AND NITRAM ENERGY, INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
(Amounts in thousands)
On April 30, 2008, Peerless Mfg. Co. (“Peerless” or the “Company”) completed the purchase of Nitram Energy, Inc. pursuant to the terms of a stock purchase agreement for a purchase price of $68,076 including transaction costs, payable in cash.
The following unaudited pro forma condensed combined financial information is based on the historical financial statements of the Company and Nitram Energy, Inc. The unaudited pro forma condensed combined statements of income for the year ended June 30, 2007 and the nine months ended March 31, 2008 give effect to the acquisition and assumption of the assets and liabilities of Nitram Energy, Inc, as if the acquisition had occurred at the beginning of the periods presented. The unaudited pro forma condensed combined balance sheet as of March 31, 2008 gives effect to the acquisition as if it had occurred on March 31, 2008.
This unaudited pro forma combined financial information is presented for informational purposes only and does not purport to represent what the Company’s results of operations or financial position actually would have been had the acquisition in fact occurred on the dates specified, nor does the information purport to project the Company’s results of operations or financial position for any future period or at any future date. All pro forma adjustments are based on preliminary estimates, available information and certain assumptions that the Company believes are reasonable and that are subject to revision upon finalization of the purchase accounting for the acquisition.
The unaudited pro forma combined financial information should be read in conjunction with the Company’s historical consolidated unaudited financial statements as of and for the nine months ended March 31, 2008 which are included in its Quarterly Report on Form 10-Q for the period ended March 31, 2008 and the Company’s historical audited consolidated financial statements as of June 30, 2007 and for the year then ended which are included in its Annual Report on Form 10-K for the year ended June 30, 2007.

Exhibit 99.2 - Page 1

PEERLESS MFG. CO. AND NITRAM ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2008
(Amounts in thousands)

	Peerless	Nitram	Pro Forma
	March 31,	March 31,	Acquisition		Pro Forma
ASSETS	2008	2008	Adjustments	Notes	Combined
Current assets:
Cash and cash equivalents	$23,777	$4,049	$(7,155)	a	$20,671
Restricted cash	2,778	—	—		2,778
Accounts receivable-principally trade — net	26,913	14,130	—		41,043
Affiliate receivables	—	85	(85)	j	—
Inventories	6,876	7,030	4,884	d	18,790
Costs and earnings in excess of billings on uncompleted contracts	15,548	—	—		15,548
Note receivable — related party	—	—	—		—
Deferred income taxes	1,393	12	(12)	i	1,393
Other current assets	2,742	670	(921)	a	2,491

Total current assets	80,027	25,976	(3,289)		102,714

Property, plant and equipment — net	3,949	3,115	1,498	e	8,562
Intangible Assets	—	—	30,049	f	30,049
Goodwill	—	—	23,466	g	23,466
Other assets	116	4,868	(2,131)	h, l	2,853

Total assets	$84,092	$33,959	$49,593		$167,644

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$130	$3,870	b	$4,000
Accounts payable	21,297	3,733			25,030
Billings in excess of costs and earnings on uncompleted contracts	3,741	—	—		3,741
Commissions payable	2,600	—	—		2,600
Income taxes payable	1,410	—	—		1,410
Product warranties	1,006	—	—		1,006
Customer deposits	—	6,954	—		6,954
Accrued liabilities and other	8,280	2,348	—		10,628

Total current liabilities	38,334	13,165	3,870		55,369

Long-term debt	—	97	55,903	c	56,000
Deferred income taxes	1,005	10	10,507	i	11,522
Other non current liabilities	947	—	—		947

Commitments and contingencies

Stockholders’ equity:
Common stock-authorized, 10,000 shares of $1 par value; issued and outstanding, 6,484 shares at March 31, 2008	6,484	10	(10)	k	6,484
Additional paid-in capital	2,055	—	—		2,055
Accumulated other comprehensive income	405	304	(304)	k	405
Less: Treasury stock	—	(45)	45	k	—
Retained earnings	34,862	20,418	(20,418)	k	34,862

Total shareholders’ equity	43,806	20,687	(20,687)		43,806

Total liabilities and shareholders’ equity	$84,092	$33,959	$49,593		$167,644

See accompanying notes to unaudited pro forma condensed combined financial statements

Exhibit 99.2 - Page 2

PEERLESS MFG. CO. AND NITRAM ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED MARCH 31, 2008
(Amounts in thousands)

	Peerless	Nitram
	Nine Months	Nine Months
	Ended	Ended	Pro Forma
	March 31,	March 31,	Acquisition		Pro Forma
	2008	2008	Adjustments	Notes	Combined

Revenues	$99,561	$57,218	—		$156,779
Cost of goods sold	66,339	38,587	—		104,926

Gross profit	33,222	18,631	—		51,853

Operating expenses	19,610	10,225	7,128	2, 3	36,963

	19,610	10,225	7,128		36,963

Operating income (loss)	13,612	8,406	(7,128)		14,890

Other income (expense)
Interest income (expense)	899	33	(4,477)	1, 4	(3,545)
Foreign exchange gain	507	—	—		507
Other income (expense) — net	3	1,135	—		1,138

	1,409	1,168	(4,477)		(1,900)

Earnings (loss) before income taxes	15,021	9,574	(11,605)		12,990
Income tax benefit (expense)	(5,257)	(293)	4,062	5	(1,488)

Net earnings (loss)	$9,764	$9,281	$(7,543)		$11,502

Exhibit 99.2 - Page 3

See accompanying notes to unaudited pro forma condensed combined financial statements
PEERLESS MFG. CO. AND NITRAM ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007
(Amounts in thousands)

	Peerless	Nitram
	Year	Year
	Ended	Ended
	June 30,	June 30,	Pro Forma		Pro Forma
	2007	2007	Adjustments	Notes	Combined

Revenues	$75,141	$50,435	—		$125,576
Cost of goods sold	51,343	34,258	—		85,601

Gross profit	23,798	16,177	—		39,975

Operating expenses	19,048	11,013	7,509	2, 3	37,570
Gain on sale of property	(3,501)	—	—		(3,501)

	15,547	11,013	7,509		34,069

Operating income (loss)	8,251	5,164	(7,509)		5,906
Other income (expense)
Interest income (expense)	433	(239)	(5,969)	1, 4	(5,775)
Foreign exchange gain	171	—	—		171
Other income (expense) — net	(15)	206	—		191

	589	(33)	(5,969)		(5,413)

Earnings (loss) before income taxes	8,840	5,131	(13,478)		493
Income tax benefit (expense)	(2,928)	(805)	4,717	5	984

Net earnings (loss)	$5,912	$4,326	$(8,761)		$1,477

See accompanying notes to unaudited pro forma condensed combined financial statements

Exhibit 99.2 - Page 4

PEERLESS MFG. CO. AND NITRAM ENERGY, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Amounts in thousands)
On April 30, 2008 Peerless Mfg. Co. (“Peerless” or the “Company”) completed the purchase of Nitram Energy, Inc. pursuant to the terms of a stock purchase agreement for a purchase price of $68,076 including transaction costs, payable in cash.
The total purchase price for Nitram is shown below:

Cash paid	$8,076
Senior Term Loan	40,000
Mezzanine Debt	20,000

Total purchase price	$68,076

The following adjustments have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet:
a)	To record $8,076 cash paid ($921 paid prior to 3/31/08 and $7,155 paid after 3/31/08) to partially fund the purchase price of Nitram

b)	To record $4,000 as current portion of debt incurred to finance the Nitram acquisition and to eliminate Nitram’s current portion of long-term debt of $130

c)	To record $56,000 as non current portion of debt incurred to finance the Nitram acquisition and to eliminate Nitram’s non current portion of long-term debt of $97

d)	To adjust inventory $4,884 to estimated fair market value

e)	To adjust plant, property and equipment $1,498 to estimated fair value

f)	To adjust Nitram identified intangible assets $30,049 to estimated fair value

g)	To record goodwill related to the Nitram acquisition

h)	To record deferred financing charges of $2,500 related to Nitram acquisition

i)	To record the preliminary estimated deferred income taxes on differences in financial reporting and tax basis, primarily related to Nitram’s identifiable intangible assets

j)	To eliminate Nitram affiliate receivables of $85

k)	To eliminate Nitram stockholders’ equity

l)	To adjust cash surrender value of Nitram life insurance policy and other assets excluded from acquisition
Peerless Mfg. Co. is in the process of determining values of certain tangible and intangible assets; thus, the allocation of the purchase price to the assets acquired and liabilities assumed in connection with the acquisition is subject to change. The preliminary purchase allocation is based upon management’s best estimates of the relative fair values of the identifiable assets acquired and liabilities assumed.
The following table summarizes the allocation of the purchase price:

Net tangible assets acquired	$14,561
Intangible assets	30,049
Goodwill	23,466

Net assets acquired	$68,076

The following adjustments have been reflected in the Unaudited Pro Forma Condensed Combined Statement of Operations:
1)	To record estimated amortization of deferred financing charges related to the Nitram acquisition ($500 at June 30, 2007 and $375 at March 31, 2008)

2)	To record estimated amortization of the estimated fair value of Nitram identified intangible assets ($7,313 at June 30, 2007 and $7,107 at March 31, 2008)

Exhibit 99.2 - Page 5

PEERLESS MFG. CO. AND NITRAM ENERGY, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Amounts in thousands)
3)	To record estimated depreciation expense related to the estimated fair value of plant, property and equipment ($197 at June 30, 2007 and $21 at March 31, 2008)

4)	To record estimated interest expense of debt incurred to finance the Nitram acquisition ($5,469 at June 30, 2007 and $4,102 at March 31, 2008)

5)	To record estimated income tax benefits realized in connection with the Nitram acquisition, primarily related to the income tax effects of purchase accounting adjustments ($4,717 at June 30, 2007 and $4,062 at March 31, 2008)

Exhibit 99.2 - Page 6